MAP-EQUITY FUND

Supplement Dated March 31, 1999 To Prospectus Dated May 1, 1998, as Supplemented May 1, 1998, September 24, 1998, and August 6, 1998

This supplement should be read in conjunction with the MAP-Equity Fund, Inc. (the "Fund") prospectus, a copy of which can be obtained without charge by writing to First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102 ATTN: MAP-EQUITY FUND, or by calling 1-800-559-5535.

On December 31, 1998, MBL Life Assurance Corporation ("MBL Life"), the sponsor of the Fund, sold its individual life and individual and group annuity businesses to SunAmerica Inc. (the "Acquisition"). The Acquisition effected a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the predecessor in interest to MBL Life). As a result of the Acquisition, MBL Life will wind down its operations and has informed the Board of Directors of the Fund (the "Board") that it will be unable to continue as the Fund's sponsor after June 30, 1999. First Priority Investment Corporation, a wholly-owned subsidiary of MBL Life, also will also be unable to continue as the Fund's distributor after June 30, 1999.

In light of the foregoing, the Board considered various strategic alternatives with regard to the Fund. This process resulted in the Board approving arrangements for the business and operations of the Fund to be continued by reorganizing the Fund into a new portfolio of The MainStay Funds (the "New Fund").

Proposed Reorganization. The Board has approved an Agreement and Plan of Reorganization (the "Agreement") between the Fund and The MainStay Funds, on behalf of the New Fund. The Agreement provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund. The aggregate net asset value of the New Fund shares to be issued in the exchange will equal the aggregate net asset value of the Fund shares then outstanding. Following the exchange, the Fund will distribute the New Fund shares to its shareholders pro rata, in liquidation of the Fund as provided in the Agreement. The transactions contemplated by the Agreement (the "Reorganization") can be consummated only if, among other things, a majority of the Fund's shareholders approve the Reorganization. A Special Meeting (the "Meeting") of Shareholders of the Fund will be held on June 3, 1999 and approval of the Agreement will be voted on at that Meeting. In connection with the Meeting, the Fund will be delivering to its shareholders of record a proxy statement describing the proposed Reorganization and a prospectus for the New Fund.

Two of the individuals who currently serve as the Fund's portfolio managers, including the Fund's primary portfolio manager, will continue to serve as the New Fund's portfolio managers through a new organization that will serve as the New Fund's subadviser.

If the Fund's shareholders approve the Agreement at the Meeting and certain other conditions required by the Agreement are satisfied, the Reorganization is expected to become effective in early June 1999. In the event that the Fund's shareholders fail to approve the Agreement, the Board will consider other alternatives with regard to the Fund, such as liquidating the Fund.

Effective as of the close of business on April 30, 1999, the Fund will close to new deposits, including deposits under the Automatic Monthly Investment Plan. The Board believes that closing the Fund to new deposits will help facilitate a smooth and efficient transition of the Fund's business and operations in connection with the Reorganization. Although no new deposits will be accepted after April 30, 1999, Fund shareholders may redeem any or all of their Fund shares through the effective date of the Reorganization, subject to the redemption procedures described in the Fund's prospectus. Following the Reorganization, if approved, shareholders will be able to make new deposits in the New Fund.